Subsequent events	6 Months Ended
Jun. 30, 2023
Subsequent events
Subsequent events

Note 15    Subsequent events

Orange SA: distribution of an interim dividend

As its meeting held on July 25, 2023, the Board of Directors resolved to distribute an interim dividend of 0.30 euro per share in respect of 2023. This interim dividend will be paid in cash on December 6, 2023. The estimated payment amounts to 798 million euros based on the number of ordinary share outstanding at June 30, 2023.

Amendment to current account advance agreement with Orange Bank

Orange SA has amended the current account advance agreement granted to Orange Bank in June 2023, increasing the amount immediately available to 400 million euros, with a maturity extension to December 31, 2025.